UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020 (October 19, 2020)

Portman Ridge Finance Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	814-00735	20-5951150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 891-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock, par value $0.01 per share	Trading symbol(s) PTMN	Name of each exchange on which registered The NASDAQ Global Select Market
6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On October 19, 2020, Portman Ridge Finance Corporation (the “Company”) held its special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved two proposals. The issued and outstanding shares of stock of the Company entitled to vote at the Special Meeting consisted of 44,495,221 shares of common stock outstanding on the record date, August 27, 2020. The final voting results from the Special Meeting were as follows:

Proposal 1. To approve the issuance of shares of the Company’s common stock, $0.01 par value per share (“PTMN Common Stock”), to be issued pursuant to the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among the Company, Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Garrison Capital Inc., a Delaware corporation (“GARS”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to the Company (such proposal, the “Merger Stock Issuance Proposal”).

Votes For	Votes Against	Abstentions
23,239,661	1,039,625	379,544

Proposal 2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Stock Issuance Proposal.

Votes For	Votes Against	Abstentions
23,154,457	1,041,888	462,485

The Merger is currently expected to close on or about October 28, 2020, subject to satisfaction or waiver of customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRISON CAPITAL INC.

Date: October 20, 2020	By:	/s/ Edward U. Gilpin
	Name:	Edward U. Gilpin
	Title:	Chief Financial Officer